Long-term Debt and Credit Agreements	3 Months Ended
Mar. 31, 2023
Debt Disclosure [Abstract]
Long-term Debt and Credit Agreements
Note 14. Long-term Debt and Credit Agreements
The principal outstanding and carrying amounts of our long-term debt as of March 31, 2023 and December 31, 2022 are as follows:

	Due	Interest Rate	March 31, 2023	December 31, 2022
Dollar Term Facility	4/30/2028	LIBOR plus 325 bps	$704	$706
Euro Term Facility	4/30/2028	EURIBOR plus 350 bps	489	480
Total principal outstanding			1,193	1,186
Less: unamortized deferred financing costs			(29)	(31)
Less: current portion of long-term debt			(7)	(7)
Total long-term debt			$1,157	$1,148
Credit Facilities
On April 30, 2021, the Company entered into a credit agreement (as amended from time to time, the "Credit Agreement") providing for senior secured financing, consisting of a seven-year secured first-lien U.S. Dollar term loan facility initially in the amount of $715 million (the “Dollar Term Facility”), a seven-year secured first-lien Euro term loan facility initially in the amount of €450 million (the “Euro Term Facility,” and together with the Dollar Term Facility, the “Term Loan Facilities”); and a five-year senior secured first-lien revolving credit facility initially in the amount of $300 million providing for multi-currency revolving loans, (the “Revolving Facility,” and together with the Term Loan Facilities, the “Credit Facilities”).
Following amendments to the Credit Agreement in 2022, the maximum amount of borrowings available under the Revolving Facility is $475 million, and the Company may use up to $125 million for the issuance of letters of credit to its subsidiaries. Letters of credit are available for issuance under the Credit Agreement on terms and conditions customary for financings of this kind, which issuances reduce availability under the Revolving Facility. The Revolving Facility matures on April 30, 2026, with certain extension rights at the discretion of each lender. As of March 31, 2023 the Company had no loans outstanding under the Revolving Facility, no outstanding letters of credit, and available borrowing capacity of approximately $475 million.
Separate from the Revolving Facility, the Company has a bilateral letter of credit facility, which also matures on April 30, 2026. On September 14, 2022, the Company amended the bilateral letter of credit agreement to reduce the available capacity from $35 million to $15 million. The maturity date and other terms of the amended agreement remained the same. As of March 31, 2023, the Company had $12 million utilized and $3 million of remaining available capacity under such facility.
Interest Rate and Fees
The Dollar Term Facility is subject to an interest rate, at our option, of either (a) an alternate base rate (“ABR”) (which shall not be less than 1.50%) or (b) an adjusted LIBOR rate (“LIBOR”) (which shall not be less than 0.50%), in each case, plus an applicable margin equal to 3.25% in the case of LIBOR loans and 2.25% in the case of ABR loans. The Euro Term Facility is subject to an interest rate equal to an adjusted EURIBOR rate (which shall not be less than zero) plus an applicable margin equal to 3.50%. Interest payments with respect to the Dollar and Euro Term Facilities are required either on a quarterly basis (for ABR loans) or at the end of each interest period (for LIBOR and EURIBOR loans) or, if the duration of the applicable interest period exceeds three months, then every three months.
The Revolving Facility is subject to an interest rate comprised of an applicable benchmark rate as provided under the Credit Agreement (which shall not be less than 1.00% if such benchmark is the ABR rate and not less than 0.00% in the case of other applicable benchmark rates) that is selected based on the currency in which borrowings are outstanding thereunder, in each case, plus an applicable margin, that may vary based on our leverage ratio.
In addition to paying interest on outstanding borrowings under the Revolving Facility, we are also required to pay a quarterly commitment fee based on the average daily unused portion of the Revolving Facility during such quarter, which is determined by our leverage ratio and ranges from 0.25% to 0.50% per annum.
Prepayments
The Credit Agreement also contains certain mandatory prepayment provisions in the event that we incur certain types of indebtedness, receive net cash proceeds from certain non-ordinary course asset sales or other dispositions of property, or have excess cash flow (calculated on an annual basis with the required prepayment equal to 50%, 25% or 0% of such excess cash flow, subject to compliance with certain leverage ratios), in each case subject to terms and conditions customary for financings of this kind.
Certain Covenants
The Credit Agreement contains certain affirmative and negative covenants customary for financings of this type. The Revolving Facility also contains a financial covenant requiring the maintenance of a consolidated total leverage ratio of not greater than 4.7 times as of the end of each fiscal quarter if, on the last day of any such fiscal quarter, the aggregate amount of loans and letters of credit (excluding backstopped or cash collateralized letters of credit and other letters of credit with an aggregate face amount not exceeding $30 million) outstanding under the Revolving Facility exceeds 35% of the aggregate commitments in effect thereunder on such date. As of March 31, 2023, the Company was in compliance with all covenants.